HERITAGE SERIES TRUST


SUPPLEMENT DATED JANUARY 21, 2003 TO THE HERITAGE EQUITY FUNDS PROSPECTUS DATED JANUARY 2, 2003


                                VALUE EQUITY FUND

          The following paragraph replaces the existing paragraph in the section titled "Portfolio Managers" on page 29 of the Prospectus:


PORTFOLIO MANAGERS. Russell S. Tompkins, a Managing Partner and the Chief Operating Officer at Osprey Partners Investment Management, LLC, and John W. Liang, a Managing Partner and Chief Investment Officer at Osprey, share responsibility for the day-to-day management of the fund's investment portfolio.


         The  following   paragraph  replaces  the  existing  paragraph  in  the
subsection titled "Value Equity Fund" under the section titled "Portfolio Managers" on page 32 of the Prospectus:


o VALUE EQUITY FUND -- Russell S. Tompkins has shared responsibility for the day-to-day management of the fund since Osprey began managing the fund's assets in May 1999. John W. Liang of Osprey Partners has served as co-manager to the Fund since January 2003. Mr. Tompkins has been a Managing Partner and Chief Operating Officer at Osprey since September 1998. At the time of his departure from Fox Asset Management, Inc., Mr. Tompkins was a Managing Director, Director of Compliance and Senior Portfolio Manager. He was employed at Fox from January 1988 to September 1998. Mr. Liang has been a Managing Partner and Chief Investment Officer of Osprey since September 1998. At the time of Mr. Liang's departure from Fox Asset Management, Inc., he served as a Managing Director and Senior Portfolio Manager. He was employed by Fox from May 1989 to September 1998.